UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 26, 2004

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)

State of Incorporation:  Nevada

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 26, 2004, AirTran Airways, Inc. issued a press release regarding contract negotiations with its flight attendants who are represented by the Association of Flight Attendants. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.
(c) Exhibits.
99	Press release of AirTran Airways, Inc. dated August 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2004	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)